UBS PACESM Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

UBS PACE Alternative Strategies Investments

Supplement to the prospectus relating to Class A, Class B, Class C, Class Y shares and the prospectus relating to Class P shares, as supplemented (collectively, the "Prospectuses") and the Statement of Additional Information, as supplemented ("SAI"), each dated November 28, 2008

October 13, 2009

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Alternative Strategies Investments (each, a "fund").

I.  UBS PACE Small/Medium Co Value Equity Investments

Metropolitan West Capital Management, LLC ("MetWest Capital"), one of UBS PACE Small/Medium Co Value Equity Investments' investment advisors, made changes to the portfolio management team responsible for managing the portion of the fund that MetWest Capital advises. In particular, Gary W. Lisenbee, one of the two portfolio managers responsible for the day-to-day management of the portion of the fund that MetWest Capital advises, no longer serves as a primary portfolio manager. Samir Sikka continues to serve as the primary portfolio manager.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows:

All references to "Gary W. Lisenbee" and "Mr. Lisenbee" in the Prospectuses and SAI are hereby deleted in their entirety.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Small/Medium Co Value Equity Investments" of the Prospectuses is revised by replacing the paragraph describing MetWest Capital's portfolio management team in its entirety with the following:

MetWest Capital is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. MetWest Capital is an investment manager with approximately $10.07 billion in assets under management as of September 30, 2008. MetWest Capital was founded in 1997 and has held investment management responsibilities for the fund since October 2005. Samir Sikka has served as a portfolio manager to the fund since February 2007. Mr. Sikka previously had been an analyst for the fund since July 2006 and served as Senior Vice President and Senior Analyst of Trust Company of the West from April 1999 to February 2006. He has over 11 years of industry experience.

ZS-391

The section captioned "Portfolio managers" and sub-headed "Metropolitan West Capital Management, LLC" of the SAI is revised by deleting the table providing information relating to other accounts managed by Gary W. Lisenbee in its entirety and replacing the first and second full paragraphs of that section in their entirety with the following:

MetWest Capital's Small Cap Intrinsic Value strategy's lead strategist, Samir Sikka, draws on the firm's dedicated bank of equity analysts to research sectors, industries and individual companies for the fund. Mr. Sikka has primarily responsibility for portfolio construction and security selection, including sector and industry diversification. The decision-making process is bottom-up, with a focus on company fundamentals and close attention to diversification and risk management.

The following table provides information relating to other accounts managed by Samir Sikka as of July 31, 2008:

The section captioned "Portfolio managers" and sub-headed "Metropolitan West Capital Management, LLC" of the SAI is revised by replacing the paragraphs relating to "Compensation" and "Ownership of fund shares" of that section in their entirety with the following:

Compensation. For MetWest Capital, the compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may exceed 100% of salary. While Wachovia Corporation, now a wholly-owned subsidiary of Wells Fargo & Company, holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm. MetWest Capital professionals who hold ownership interests in the firm do not receive investment performance-related bonuses.

MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over trailing three- and five-year periods. Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

For calendar year 2008, the investment performance component of the bonus of Samir Sikka was determined based on comparison to small cap peer universes over three- and five-year trailing periods. The benchmark may change for purposes of calculating bonus compensation for calendar year 2009.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

•  medical, dental, vision and prescription benefits;

•  life, disability and long-term care insurance;

•  before-tax spending accounts relating to dependent care, health care, transportation and parking; and

•  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to MetWest Capital employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.

Ownership of fund shares. As of July 31, 2008, Mr. Sikka owned no shares of the fund.

II.  UBS PACE Alternative Strategies Investments

First Quadrant, L.P. ("First Quadrant"), one of UBS PACE Alternative Strategies Investments' investment advisors, made changes to the portfolio management team responsible for managing the portion of the fund that First Quadrant advises. In particular, Steve Richey, one the of the portfolio managers responsible for the day-to-day management of the portion of the fund that First Quadrant advises, no longer serves as a primary portfolio manager, and Chuck Fannin has assumed responsibilities as one of the primary portfolio managers. Ken Ferguson and Dori Levanoni continue to serve as primary portfolio managers.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows:

All references to "Steve Richey" and "Mr. Richey" in the Prospectuses and SAI are hereby deleted in their entirety.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Alternative Strategies Investments" of the Prospectuses is revised by replacing the paragraphs describing First Quadrant's portfolio management team in their entirety with the following:

First Quadrant is located at 800 East Colorado Blvd., Suite 900, Pasadena, California 91101. As of December 31, 2008, First Quadrant had approximately $20 billion in assets under management. First Quadrant is a quantitative investment management boutique founded in 1988 and has served as an investment advisor to the fund since April 2009.

As a quantitative manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Ken Ferguson, Dori Levanoni and Chuck Fannin are primarily responsible for the day-to-day management of the portion of the fund allocated to First Quadrant.

Ken Ferguson is one of two First Quadrant partners co-heading the firm's global macro strategy research function. He is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. On joining First Quadrant in 1994, Mr. Ferguson was initially focused on tactical asset allocation, currency, and global macro strategies.

Dori Levanoni is the second First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: portfolio model building, investment risk measurement, investment risk allocation, and portfolio optimization. Upon joining the investment research team in 1998, Mr. Levanoni was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.

Chuck Fannin is a senior member of First Quadrant's derivatives trading program and oversees the global options-based strategies. Prior to joining First Quadrant in 2008, Mr. Fannin was a partner at a start-up firm from 2005 to 2007. Mr. Fannin was a vice president at CastleArk Management, an investment management firm, from 2001 to 2004.

The section captioned "Portfolio managers" and sub-headed "First Quadrant L.P." of the SAI is revised by replacing the first and second full paragraphs and the table providing information relating to other accounts managed by Steve Richey of that section in their entirety with the following:

First Quadrant employs a team-based approach in managing its portion of the fund's portfolio. Ken Ferguson, Dori Levanoni and Chuck Fannin are primarily responsible for the day-to-day management of First Quadrant's portion of the fund's assets.

The following tables provide information relating to other accounts managed by Messrs. Ferguson and Levanoni as of December 31, 2008 and Chuck Fannin as of August 31, 2009:

Chuck Fannin:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	2	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	0
Assets Managed (in millions)	$141	$911	$425
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$911	$0

The section captioned "Portfolio managers" and sub-headed "First Quadrant L.P." of the SAI is revised by replacing the last full paragraph of that section in its entirety with the following:

Ownership of fund shares. As of December 31, 2008, Messrs. Ferguson and Levanoni did not own shares of the fund. As of August 31, 2009, Mr. Fannin did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.